Exhibit 4.1

METHES ENERGIES INTERNATIONAL LTD.    CUSIP ------------
SEE REVERSE FOR CERTAIN RESTRICTIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

METHES ENERGIES INTERNATIONAL LTD.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until Countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

FACSIMILE SEAL
TO APPEAR HERE
FACSIMILE SIGNATURE		FACSIMILE SIGNATURE
SECRETARY		CHAIRMAN

COUNTERSIGNED AND REGISTERED:
QUICKSILVER STOCK TRANSFER, LLC
TRANSFER AGENT AND REGISTRAR

BY:	AUTHORIZED SIGNATURE

METHES ENERGIES INTERNATIONAL LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT- ____________________ Custodian_________________
TEN ENT	-	as tenants by the entireties	(Cust) (Minor)
JT TEN	-	as joint tenants with right	under Uniform Gifts to Minors
		of survivorship and not as	Act
		tenants in common	____________________________________________
(State)

UNIF TRF MIN ACT- ___________________ Custodian (until age __________)
(Cust)

___________________________ under Uniform Transfers

(Minor)
to Minors Act ___________________________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATEVER.

SIGNATURES GUARANTEED:

By
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.